UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  July 31, 2008


                             FIRST BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


         Missouri                 000-22842               43-1654695
----------------------------    -------------         ------------------
(State or other jurisdiction    (Commission            (I.R.S. Employer
of incorporation)               File Number)          Identification No.)

142 East First Street, Mountain Grove, Missouri              65711
-----------------------------------------------       ------------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (417) 926-5151



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

On July 31, 2008, First Bancshares, Inc. ("Company") issued a press release announcing that its Board of Directors had authorized the payment of a special cash dividend of $0.10 per share on the Company's outstanding shares of common stock. The dividend will be paid on August 29, 2008 to stockholders of record as of August 15, 2008. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

       (d)    Exhibits

       99.1   Press Release of First Bancshares, Inc. dated July 31, 2008.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FIRST BANCSHARES, INC.



Date:  July 31, 2008                 /s/Ronald J. Walters
                                    -------------------------------------
                                     Ronald J. Walters
                                     Senior Vice President and
                                      Chief Financial Officer
                                    (Principal Financial and Accounting
                                      Officer)




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                                  EXHIBIT 99.1

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   First Bancshares, Inc. Declares Special Cash Dividend of $0.10 Per Share


Mountain Grove, Missouri (July 31, 2008)   First Bancshares, Inc. ("Company")
(NASDAQ - FstBksh: FBSI), the holding company for First Home Savings Bank ("Bank"), announced today that its Board of Directors has declared a special cash dividend of $0.10 per share. The dividend will be paid on August 29, 2008 to stockholders of record as of August 15, 2008.

In light of the recent concerns over financial institutions, the Company is pleased that it maintains capital levels in excess of regulatory standards for "well capitalized" institutions, and that it has the ability to pay a dividend to its stockholders. The determination to pay a cash dividend follows the Company's announcement on June 24, 2008 of a stock repurchase program, which will expire on December 31, 2008.

President and Chief Executive Officer Daniel P. Katzfey, commented that "Despite an uncertain economy and in contrast to other institutions that have scaled back dividend payments, we are very pleased to provide this payment to our stockholders. This is a special dividend and the payment and amount of future dividends will be predicated on the Board's assessment of the financial condition, earnings and capital requirements of the Company."

First Bancshares, Inc. is the holding company for First Home Savings Bank, a FDIC-insured savings bank chartered by the State of Missouri that conducts business from its home office in Mountain Grove, Missouri, ten full service offices in Marshfield, Ava, Gainesville, Sparta, Springfield, Theodosia, Crane, Galena, Kissee Mills and Rockaway Beach, Missouri, and a loan origination office in Springfield, Missouri.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, and perceived opportunities in the market. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors and risks. Accordingly, undue reliance should not be placed on such forward-looking statements. The Company undertakes no responsibility to update or revise any forward-looking statements.

Contact:  Daniel P. Katzfey, President and Chief Executive Officer (417)
926-5151

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